Other operating income (expenses)	12 Months Ended
Dec. 31, 2025
Other operating income (expenses)
Other operating income (expenses)

28.Other operating income (expenses)

	Year ended December 31
	2025	2024	2023
Expense for legal provisions	(459)	(67)	(686)
(Loss) gain on sale of assets	(121)	(148)	121
Impairment loss of current assets (1)	(346)	(262)	(96)
Profit in business combinations and field reversal (2)	—	1,727	—
Other income	290	247	235
	(636)	1,497	(426)
(1)

It corresponds mainly to the impairment of 99% of the receivables of the client AIR-E S.A.S. E.S.P. in the companies ISA, Intercolombia, and Transelca; the intervention process of the client is the main indicator to determine that there is a high credit risk.

(2)

Includes the profit from: a) the acquisition of Repsol’s 45% of Block CPO-09 by Ecopetrol S.A. and the revaluation at fair value of the pre-existing 55% ($1,698,862), and b) the reversion of the San Jacinto field ($28).